SUPPLEMENT TO THE
PROSPECTUSES, STATEMENT OF ADDITIONAL INFORMATION AND SUMMARY PROSPECTUSES
OF
WELLS FARGO LARGE CAP STOCK FUNDS
Wells Fargo Growth Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Premier Large Company Growth Fund
(each "Fund")

Bruce C. Olson, CFA has announced his intention to retire from Wells Capital Management Incorporated on April 30, 2018. After April 30, 2018, all references to Bruce C. Olson in each Fund's Prospectuses, Summary Prospectuses and Statement of Additional Information are hereby removed. Joseph M. Eberhardy, CFA, CPA, Robert Gruendyke, CFA and Thomas C. Ognar, CFA will continue to serve as portfolio managers of the Wells Fargo Large Cap Growth Fund and Wells Fargo Premier Large Company Growth Fund. Joseph M. Eberhardy, CFA, CPA, and Thomas C. Ognar, CFA will continue to serve as portfolio managers of the Wells Fargo Growth Fund.

January 12, 2018 LCR018/P101SP